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  As Filed With The U.S. Securities And Exchange Commission On February 3, 1997
                                                      Registration No. 001-12619
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 10/A
                                 AMENDMENT NO. 1

                   -------------------------------------------
                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                   -------------------------------------------

                             RALCORP HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    MISSOURI
                            (State of Incorporation)

                                   43-1766315
                        (IRS Employer Identification No.)

                     800 Market Street, St. Louis, Missouri
                    (Address of Principal Executive Offices)

                                      63101
                                   (Zip Code)

                                 (314) 877-7000
              (Registrant's Telephone Number, Including Area Code)

                   -------------------------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

     Name of Each Exchange on Which
     Each Class is to be Registered      Title of Each Class to be so Registered
---------------------------------------  ---------------------------------------

      Common Stock, $.01 par value            New York Stock Exchange, Inc.
      Common Stock Purchase Rights            New York Stock Exchange, Inc.


        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RALCORP HOLDINGS, INC.

                                       By: /s/ Joe R. Micheletto
                                           -------------------------------------
                                           Joe R. Micheletto
                                           Chief Executive Officer and President

February 3, 1997


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